Investments	12 Months Ended
Mar. 31, 2026
Investments [Abstract]
INVESTMENTS

NOTE 9 – INVESTMENTS

On October 17, 2024, the Company, through its subsidiary TLS, entered into a cooperation agreement with a third-party company, and both parties agreed to invest ¥3.0 million (approximately $20,086) and ¥7.0 million (approximately $46,585), respectively, in CROSSING CARDS CO., LTD (“Crossing Cards”), with a core business of retail and wholesale of collectible cards. Crossing Cards was incorporated in Japan pursuant to the laws of Japan on June 18, 2024 with an initial registered capital of ¥1.0 million (approximately $6,700), and the registered capital increased to ¥11.0 million (approximately $73,200) after the investments. The Company owns 27.27% of Crossing Cards and the registered capital was fully injected in October 2024. The Company recorded a loss of $nil, $20,049, and $nil for the fiscal years ended March 31, 2026, 2025, and 2024, respectively, from the investments, which is included in “loss from equity method investment” in the consolidated statements of operations and comprehensive income (loss).

Summarized financial information of unconsolidated entity is as follows:

	March 31, 2026	March 31, 2025
Current assets	$80,963	$87,473
Noncurrent assets	$64,680	$156,615
Current liabilities	$341,290	$273,678
Noncurrent liabilities	$-	$-

	For the Fiscal Years Ended March 31,
	2026	2025	2024
Net sales	$1,344,468	$645,107	$-
Gross profit	142,685	18,116	-
Loss from operations	(289,744)	(188,279)	-
Net loss	(289,600)	(187,758)	-